Maxim T. Rowe Price MidCap Growth Portfolio

Initial Class Ticker: MXMGX

Class L Ticker: MXTMX

(the “Portfolio”)

Summary Prospectus

August 9, 2011

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information and most recent reports to shareholders, online at www.maximfunds.com/prospectus.html. You can also get this information at no cost by calling 1-866-831-7129 or by sending an email request to email@maximfunds.com. The current Prospectus and Statement of Additional Information, both dated July 19, 2011, are incorporated by reference as a matter of law into this Summary Prospectus, which means they are legally part of this Summary Prospectus.

Portfolio shares are available only through investments in certain variable annuity contracts and variable life insurance policies (“variable insurance contracts”), individual retirement accounts (“IRAs”), and qualified retirement plans and college savings programs. This Summary Prospectus is not intended for use by other investors. This Summary Prospectus should be read together with the prospectus or disclosure document for the variable insurance contract, IRA, qualified retirement plan, or college savings program.

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.05%	0.05%
Total Annual Portfolio Operating Expenses	1.05%	1.30%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$107	$334	$579	$1,283
Class L	$132	$412	$713	$1,568

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 55.76% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of investing in the Portfolio:

The Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers whose market capitalization fall within the range of companies included in either the S&P MidCap 400® Index ($460 million to $9.23 billion as of December 31, 2010) or the Russell MidCap® Growth Index ($717 million to $21.79 billion as of December 31, 2010) at the time of purchase. The market capitalization of the companies in the Portfolio, the S&P MidCap 400® Index, and the Russell MidCap® Growth Index will change over time, and the Portfolio will not automatically sell or cease to purchase a stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index ranges.

The Portfolio will select stocks using a growth approach and invest in companies that: offer proven products or services; have a historical record of above-average earnings growth; demonstrate potential for sustained earnings growth; have a connection to industries experiencing increasing demand; or have stock prices that appear to undervalue their growth prospects.

While most assets will typically be invested in U.S. common stocks, other securities may also be purchased in keeping with the Portfolio’s investment objectives. The Portfolio may invest up to 25% of its total assets in foreign securities. The Portfolio may also invest in fixed income securities without regard to quality, maturity, or rating, including up to 10% of its total assets in non-investment grade fixed income securities. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Medium Size Company Securities Risk - The stocks of medium size companies often involve more risk and volatility than those of larger companies. Among other things, medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them.

Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Sector Risk - Sector risk is a possibility that certain sectors of the economy (such as financial services, health or technology) may underperform other sectors or the market as a whole.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held.

Investment Style Risk - Returns from mid-capitalization stocks and/or growth stocks may trail returns from the overall stock market.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to the Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	December 2001	21.25%
Worst Quarter	December 2008	-25.78%

Average Annual Total Returns for the Periods Ended December 31, 2010

	One Year	Five Years	Ten Years
Initial Class	27.55%	6.57%	7.02%
Class L*	27.55%	6.57%	7.02%

S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)	26.64%	5.74%	7.16%

*Class L shares are new and had not commenced operations as of the date of this Prospectus. For the periods prior to the commencement of operations of Class L shares, the performance information shown above is for the Portfolio’s Initial Class shares and has not been adjusted to reflect the expenses of the Class L shares. Initial Class and Class L shares invest in the same portfolio of securities and will have substantially similar annual returns, except to the extent that the expenses borne by each share class differ. Class L shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets).

Investment Adviser

GW Capital Management, LLC, doing business as Maxim Capital Management, LLC

Sub-Adviser

T. Rowe Price Associates, Inc.

Portfolio Manager

Brian W.H. Berghuis, Vice President and equity portfolio manager, T. Rowe Price Associates, Inc. Mr. Berghuis has managed the Portfolio since 1997.

Purchase and Sale of Portfolio Shares

Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable insurance contract owners. Similarly, qualified retirement plan sponsors and administrators and college savings program investment managers purchase and redeem Portfolio shares based on orders received from participants. Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolio through Great-West Life & Annuity Insurance Company. Please contact your registered representative, qualified retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming Portfolio shares. The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If the Portfolio qualifies as a regulated investment company and distributes its income as required by tax law, the Portfolio will not pay federal income taxes on dividends or capital gains. Insurance company separate accounts, qualified retirement plans, IRAs, and college savings programs generally are not subject to federal income tax on any Portfolio distributions. Owners of variable insurance contracts, qualified retirement plan participants, and IRA owners are also not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable insurance contract, qualified retirement plan, or IRA. Distributions from a college savings program are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for variable insurance contracts, IRAs, qualified retirement plans, and college savings programs. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company considers in including the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that a broker-dealer or other financial intermediary considers in including the Portfolio as an investment option under an IRA, qualified retirement plan or colleges savings program. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable insurance contract prospectus for more information.

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